UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2003

COMMERCIAL NET LEASE REALTY, INC.

(Exact name of Registrant as specified in its Charter)

MARYLAND	0-12989	56-1431377

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue
Suite 900
Orlando, Florida	32801

(Address of Principal Executive Offices)	(Zip Code)

(407) 650-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     Attached is a press release issued by the Registrant on December 2, 2003. The press release is incorporated herein by this reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL NET LEASE REALTY, INC.

		By:	/s/ Kevin B. Habicht

Kevin B. Habicht
Chief Financial Officer
Date:	December 2, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 2, 2003